Stockholders Equity	12 Months Ended
Dec. 31, 2013
Stockholders' Equity [Abstract]
Stockholders' Equity Disclosure

11.  STOCKHOLDERS’ EQUITY

Authorized capital shares of the Company include 400,000,000 shares of capital stock consisting of 300,000,000 shares of common stock and 100,000,000 shares of preferred stock. Each of the aforementioned classes of capital stock has a par value of $0.01 per share. Shares of preferred stock, none of which were outstanding as of December 31, 2013, may be issued in one or more series having such rights, preferences and other provisions as determined by the Board of Directors without approval by the holders of common stock.

On December 14, 2011, the Company adopted an open market repurchase program for up to 4,000,000 shares of the Company’s common stock, not to exceed $100 million in repurchases.  The repurchase program will conclude at the earliest of three years from the commencement date, when the maximum number of shares has been repurchased, or when the maximum dollar amount of repurchases has been expended.  During the year ended December 31, 2013, the Company repurchased and retired 706,023 shares at a weighted-average price of $38.39 per share, which is the cumulative number of shares repurchased and retired under this program.  No shares were repurchased under this program during the year ended December 31, 2012.

Historically, the Company has not paid any cash dividends. In December 2012, the Company declared and paid a special dividend of $0.25 per share to holders of its common stock at the close of business as of December 17, 2012, which totaled approximately $23.0 million.  The Company did not pay a cash dividend in 2013 and does not anticipate the payment of any other cash dividends in the foreseeable future. The Company’s Credit Facility limits the Company’s ability to pay dividends and/or repurchase stock to an amount not to exceed $150 million in the aggregate plus the aggregate amount of proceeds from the exercise of stock options. The indentures governing the 8% Senior Notes due 2019 and the 7⅛% Senior Notes due 2020 (collectively, the “Senior Notes”) and the 5⅛% Senior Secured Notes due 2018 also limit the Company’s ability to pay dividends and/or repurchase stock. As of December 31, 2013, under the most restrictive test under these agreements, the Company has approximately $261.9 million remaining available with which to pay permitted dividends and/or repurchase shares of stock or its Senior Notes.

The following schedule discloses the effects of changes in the Company’s ownership interest in its less-than-wholly-owned subsidiaries on Community Health Systems, Inc. stockholders’ equity (in thousands):

	Year Ended December 31,
	2013	2012	2011
Net income attributable to Community Health Systems,
Inc. stockholders	$141,203	$265,640	$201,948
Transfers to the noncontrolling interests:
Net decrease in Community Health Systems, Inc. paid-in
capital for purchase of subsidiary partnership interests	(768)	(21,537)	(4,556)
Net transfers to the noncontrolling interests	(768)	(21,537)	(4,556)
Change to Community Health Systems, Inc. stockholders’ equity from net income attributable to Community Health Systems,
Inc. stockholders and transfers to noncontrolling interests	$140,435	$244,103	$197,392